                UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-08897

Sparrow Funds

(Exact name of registrant as specified in charter)

11330 Olive Boulevard
Suite 230
St. Louis, MO	63141
(Address of principal executive offices)	(Zip code)

J. Michael Landis

Unified Fund Services, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

(Name and address of agent for service)

Registrant's telephone number, including area code:	314-725-6161

Date of fiscal year end:	08/31

Date of reporting period:	02/28/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semi-Annual Report

February 28, 2007

(Unaudited)

Fund Advisor:

Sparrow Capital Management, Inc.

11330 Olive Boulevard, Suite 230

St. Louis, Missouri 63141

Toll Free: (888) 727-3301

Management’s Discussion & Analysis

For the trailing six and twelve months ended February 28th, 2007, the Sparrow Growth Fund Class A shares’ total return was up 11.4% and 12.3% respectively. This compares very favorably to the S&P 500 Index, which returned 7.9% and 9.8% during the same time periods.

During this period, the Fund held on average approximately 45 stocks and remained close to fully invested, with only minor cash balances at various times. In selecting stocks for the Fund, our portfolio management team tends to focus on profitable companies with what we believe are sustainable competitive advantages and, that we expect to generate consistent earnings growth over time. We also look for companies that have strong balance sheets, management teams that align their interests with shareholders’ interests, and the ability to generate free cash flow. We also look outside the United States for good stocks, as several of our best performing stocks in the past year were international companies. Because direct investments in foreign companies can involve significant risk, the Fund typically purchases American Depository Receipts (“ADRs”), which are receipts issued by domestic banks for shares of a foreign-based company, entitling the holder to dividends and capital gains on the underlying security. We strive to buy these types of securities when the value is right with an adequate margin of safety, and barring a major change in the company’s fundamentals or a situation where the stock becomes over-valued, we tend to hold these stocks for a longer period of time. This helps to lower transaction costs and leads to lower turnover and this in turn limits capital gain distributions paid out to shareholders.

Among some of the stocks that contributed positively to performance over the past year:

Florida Rock, a leading construction materials company, received a buyout offer from Vulcan Materials during the period. It is interesting that during the prior period, Florida Rock had been one of our worst performers, as investors had focused on the company’s exposure to the housing market, and had ignored the company’s other strengths in commercial and highway construction. As a result of its housing related sell-off, its valuation had become very compelling and we had added to our holdings at very favorable prices.

Our second best performing stock was China Life Insurance, which is the leading provider of life insurance and asset management services in China. Less than 5% of the people in China have life insurance and an even smaller percentage of the population has an asset manager. Given the robust economic growth in China and the low penetration rates of this company, we think its future remains bright.

Another international stock and our third best performing stock was Homex, one of the leading home builders in Mexico. This company appears well positioned to benefit from the needs of the Mexican people for affordable housing and much like China Life; we think the opportunities for this company remain quite favorable over the long term.

Some other international stocks that performed well for the Fund included Volvo and China Mobile. Volvo is a worldwide leader in manufacturing medium and heavy duty trucks. The company benefited over the past year from an upgrade cycle as many customers were forced to upgrade their trucks due to changing regulations. China Mobile is the leading wireless company in China, and much like China Life, this company is benefiting from the robust economic growth in that country.

Among some of the stocks that contributed negatively to performance over the past year:

The Fund’s worst performer was Cryptologic, a small software company that specializes in designing software applications for online gaming. The company was caught up in a severe sell-off as the United States passed new legislation to crack down on online gaming companies that cater to U.S. citizens. However, only a small portion of Cryptologic’s customer base was based in the U.S., and the company has since ceased all operations within the U.S. We continue to believe this company is well positioned to capitalize on gaming trends around the world, especially in Asia, and the Fund continues to hold its shares.

Another area of weak performance for the Fund was its energy related holdings in Chesapeake Energy, Royal Dutch Petroleum and Occidental Petroleum. The S&P Energy Sector was one of the worst performing sectors within the S&P 500 Index over the past six months with the sector rising only 3% vs. 8% for the S&P 500 Index as a whole. Our Fund tends to have exposure in every economic sector to remain diversified and as a risk control measure. This sector tends to be very volatile in price as energy prices can have some dramatic price swings. We think these stocks continue to look cheap on our valuation model, and the Fund continues to hold them.

We remain optimistic on the stock market. The Fed’s tightening cycle appears to be at least in its latter stages, if not complete. Earnings expectations appear to be quite reasonable, making it more likely we could see upside earnings surprises this year. Valuations in the stock market appear to be quite reasonable today compared to historical norms. And to add some icing on the cake, we are in the third year of the presidential election cycle, which historically has been a strong year for stock prices. We hope these positive tailwinds set the backdrop for another favorable year for the stock market.

As always, we appreciate your business and remain focused on taking care of our shareholders.

The Fund’s past performance does not guarantee future results. The views expressed are those of Sparrow Capital Management, Inc. as of February 28, 2007, and are not intended as a forecast or as investment recommendations. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index, however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.

The Fund’s prospectus contains this and other information about the Fund and may be obtained by calling 1-888-727-3301. Please read the prospectus carefully before investing. Information regarding the Fund’s holdings are subject to change at any time.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46204, Member NASD.

*In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class A shares are sold with a maximum initial sales charge of 5.75% or if exempt, a 1.00% Contingent Deferred Sales Charge (CDSC) may be charged upon redemption. Class C shares are sold with no initial sales charge, but are subject to a CDSC of up to 2.00% if redeemed within the first two years of purchase and an annual 12b-1 fee of 1.00%. Prior to May 1, 2003, the CDSC was a maximum of 1.00% if redeemed within the first year of purchase. Effective September 15, 2006, the CDSC on Class C shares was lowered to 2.00%. Prior to September 15, 2006 the CDSC on Class C shares was 2.50%.

**The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees.  Individuals cannot invest directly in the Index, however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-727-3301.

This graph shows the value of a hypothetical initial investment of $10,000 in the Sparrow Growth Fund, Class A shares and the S&P 500 Index on October 4, 1998 (inception date of the Fund, Class A shares) and held through February 28, 2007. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Fund’s returns reflect the deduction of the maximum initial sales load and other recurring fees. The Index returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS.  Current performance may be lower or higher than the performance data quoted. For more information on the Sparrow Growth Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301 to request a prospectus. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

This graph shows the value of a hypothetical initial investment of $10,000 in the Sparrow Growth Fund, Class C shares and the S&P 500 Index on November 9, 2000 (inception date of the Fund, Class C shares) and held through February 28, 2007. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Index returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS. Current performance may be lower or higher than the performance data quoted. For more information on the Sparrow Growth Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301 to request a prospectus. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

FUND HOLDINGS - (Unaudited)

1 As a percent of net assets

2 Companies consist of market capitalizations less than $10 billion.

The Fund typically invests in a broad range of foreign and U.S. common stocks which Sparrow Capital Management Incorporated, the Fund’s adviser, believes have above-average prospects for appreciation. The Fund may invest in stocks of all market capitalization ranges based on the adviser’s assessment of the relative opportunities and risks of each category.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT YOUR FUND'S EXPENSES - (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period, September 1, 2006, and held for the entire period through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Sparrow Growth Fund Class A	Beginning Account Value September 1, 2006	Ending Account Value February 28, 2007	Expenses Paid During Period* September 1, 2006 through February 28, 2007
Actual	$1,000.00	$1,113.91	$11.77
Hypothetical**	$1,000.00	$1,013.66	$11.22

* Expenses are equal to the Fund’s Class A annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

**Assumes a 5% return before expenses.

Sparrow Growth Fund Class C	Beginning Account Value September 1, 2006	Ending Account Value February 28, 2007	Expenses Paid During Period* September 1, 2006 through February 28, 2007
Actual	$1,000.00	$1,112.32	$14.38
Hypothetical	$1,000.00	$1,011.18	$13.70

* Expenses are equal to the Fund’s Class C annualized expense ratio of 2.75%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

**Assumes a 5% return before expenses.

Sparrow Growth Fund
Schedule of Investments
February 28, 2007
(Unaudited)

Common Stocks - 97.52%	Shares	Value

Accident & Health Insurance - 2.47%
Stancorp Financial Group, Inc.	6,400	$ 308,480

Aircraft Engines & Engine Parts - 2.76%
United Technologies Corp.	5,260	345,214

Beverages - 2.12%
Pepsico, Inc.	4,200	265,230

Book: Publishing or Publishing and Printing - 2.07%
The McGraw-Hill Companies, Inc.	4,000	258,440

Concrete, Gypsum & Plaster Products - 3.72%
Florida Rock Industries, Inc.	6,900	464,922

Commercial Banks - 2.48%
Allied Irish Banks plc (a)	5,200	310,596

Crude Petroleum & Natural Gas - 6.49%
Chesapeake Energy Corp.	8,300	253,067
Occidental Petroleum Corp.	5,600	258,608
XTO Energy, Inc.	5,800	299,628
		811,303
Cutlery, Handtools & General Hardware - 2.37%
Lifetime Brands, Inc.	15,300	296,055

Dental Equipment & Supplies - 1.16%
Dentsply International, Inc.	4,600	145,084

Fire, Marine & Casualty Insurance - 2.22%
United Fire & Casualty Co.	8,000	277,200

Food & Kindred Products - 2.29%
Altria Group, Inc.	3,400	286,552

Footwear - 1.42%
Wolverine World Wide, Inc.	6,400	177,600

General Building Contractors - Residential Buildings - 2.61%
Desarrolladora Homex (a) (b)	6,000	326,340

General Industrial Machinery & Equipment - 2.56%
Illinois Tool Works, Inc.	6,200	320,540

Hazardous Waste Management - 1.55%
Stericycle, Inc. (b)	2,490	$ 193,747

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund
Schedule of Investments - continued
February 28, 2007
(Unaudited)

Common Stocks - 97.52% - continued	Shares	Value

Life Insurance - 2.70%
China Life Insurance Company (a)(b)	8,533	337,992

Metalworking Machinery & Equipment - 3.03%
Makita Corp. (a)	10,400	379,392

Motor Vehicles & Passenger Car Bodies - 2.65%
Volvo AB (a) (b)	4,300	330,971

National Commercial Banks - 4.39%
Bank of America Corp.	5,600	284,872
Commerce Bancorp, Inc.	7,900	264,018
		548,890

Operative Builders - 2.27%
Ryland Group, Inc.	5,900	284,203

Personal Credit Institutions - 1.97%
World Acceptance Corp. (b)	6,000	246,000

Petroleum Refining - 2.13%
Royal Dutch Shell plc (a)	4,100	266,541

Public Building and Related Furniture - 1.05%
Johnson Controls, Inc.	1,400	131,320

Retail - Building Materials, Hardware, Garden Supply - 2.54%
Tractor Supply Co. (b)	6,200	317,254

Retail - Department Stores - 2.72%
Sears Holdings Corp. (b)	1,886	339,952

Retail - Drug Stores & Proprietary Stores - 2.54%
Walgreen Co.	7,100	317,441

Retail - Miscellaneous Retail - 5.55%
First Cash Financial Services, Inc. (b)	17,390	390,927
Western Union Company	14,000	303,380
		694,307
Services - Business Services - 2.54%
Cryptologic, Inc.	13,900	$ 317,476

Services - Consumer Credit Reporting, Collection Agencies - 2.36%
Portfolio Recovery Associates, Inc. (b)	6,700	295,068

Ship & Boat Building & Repairing - 2.57%
General Dynamics Corp.	4,200	321,132

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund
Schedule of Investments - continued
February 28, 2007
(Unaudited)

Common Stocks - 97.52% - continued	Shares	Value

State Commercial Banks - 2.41%
UCBH Holdings, Inc.	15,800	301,148

Sugar and Confectionary Products - 4.45%
The Hershey Co.	5,500	290,840
WM Wrigley, Jr. Co.	5,325	265,185
		556,025

Telephone Communications - 5.51%
AT&T Corp.	8,900	327,520
China Mobile Ltd. (a)	7,800	362,154
		689,674

Textiles & Apparel - 1.94%
Nike, Inc. - Class B	2,320	242,370

Wholesale - Groceries & Related Products - 1.70%
Sysco Corp.	6,450	212,592

Wholesale - Miscellaneous Durable Goods - 2.21%
RC2 Corp. (b)	7,000	276,640

TOTAL COMMON STOCKS (Cost $9,429,042)		12,193,691

Preferred Stock - 0.47%
Chesapeake Energy Company, 4.50%	600	58,200

TOTAL PREFERRED STOCK (Cost $56,808)		58,200

Money Market Securities - 0.74%
First American Government Obligations Fund - Class Y, 4.88% (c)	92,816	92,816

TOTAL MONEY MARKET (Cost $92,816)		92,816

TOTAL INVESTMENTS (Cost $9,578,666) - 98.73%		$ 12,344,707

Other assets less liabilities - 1.27%		158,988

TOTAL NET ASSETS - 100.00%		$12,503,695

(a) American Depositary Receipt.
(b) Non-income producing.
(c) Variable rate security; the money market rate shown represents the rate at February 28, 2007.

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund
Statement of Assets and Liabilities
February 28, 2007
(Unaudited)

Assets
Investments in securities, at market value (cost $9,578,666)	$ 12,344,707
Receivable for fund shares sold	170,515
Dividends receivable	10,730
Interest receivable	278
Total assets	12,526,230

Liabilities
Payable for fund shares redeemed	384
Accrued advisory fees	16,871
Accrued 12b-1 fees	5,280
Total liabilities	22,535

Net Assets	$ 12,503,695

Net Assets consist of:
Paid in capital	$ 10,417,871
Accumulated undistributed net investment (loss)	(57,134)
Accumulated net realized (loss) on investments	(623,083)
Net unrealized appreciation on investments	2,766,041

Net Asset Value	$ 12,503,695

Class A:

Net Assets	$ 11,302,169

Shares outstanding (unlimited number of shares authorized)	708,985

Net asset value	$ 15.94

Offering price per share ($15.94 / 94.25%)	$ 16.91

Redemption price per share ($15.94 * 99%) (a)	$ 15.78

Class C:

Net Assets	$ 1,201,526

Shares outstanding (unlimited number of shares authorized)	78,289

Net asset value and offering price per share	$ 15.35

Redemption price per share ($15.35 * 98%) (b)	$ 15.04

(a) The Fund charges a 1.00% contingent deferred sales charge ("CDSC") on certain Class A shares purchased without an initial sales charge and redeemed within 18 months of purchase (See Note 2).
(b) Effective September 15, 2006, the Fund charges a 2.00% CDSC on Class C shares redeemed within two years of purchase.

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund
Statement of Operations
For the Six Months ended February 28, 2007
(Unaudited)

Investment Income
Dividend income (net of foreign taxes on dividends of $805)	$ 64,131
Interest income	6,675
Total Income	70,806

Expenses
Investment advisor fee	97,459
12b-1 fee (Class A - $25,210; Class C - $5,271)	30,481
Total Expenses	127,940
Net Investment (Loss)	(57,134)

Realized & Unrealized Gain
Net realized gain on investment securities	74,986
Change in unrealized appreciation (depreciation) on investment securities	1,154,402
Net realized and unrealized gain on investment securities	1,229,388
Net increase in net assets resulting from operations	$ 1,172,254

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund
Statements of Changes In Net Assets

	Six Months
	ended	Year
	February	ended
	28, 2007	August
Increase (Decrease) in Net Assets	(Unaudited)	31, 2006
Operations
Net investment (loss)	$ (57,134)	$ (58,982)
Net realized gain on investment securities	74,986	502,062
Change in unrealized appreciation (depreciation)	1,154,402	212,955
Net increase in net assets resulting from operations	1,172,254	656,035
Capital Share Transactions
Proceeds from shares sold
Class A	2,621,851	1,664,613
Class C	202,243	439,310
Amount paid for shares repurchased
Class A	(429,408)	(1,356,358)
Class C	(32,941)	(11,522)
Net (decrease) in net assets resulting
from share transactions	2,361,745	736,043
Total increase in Net Assets	3,533,999	1,392,078

Net Assets
Beginning of period	8,969,696	7,577,618

End of period	$ 12,503,695	$ 8,969,696

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$ (57,134)	$ -

Capital Share Transactions - A Shares
Shares sold	174,514	117,178
Shares repurchased	(27,841)	(98,305)

Net increase from capital share transactions	146,673	18,873

Capital Share Transactions - C Shares
Shares sold	13,583	31,823
Shares repurchased	(2,288)	(897)

Net increase from capital share transactions	11,295	30,926

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund - Class A
Financial Highlights
(For a share outstanding throughout the period)

	Six Months
	ended		Year	Year	Year	Year	Year
	February		ended	ended	ended	ended	ended
	28, 2007		August	August	August	August	August
	(Unaudited)		31, 2006	31, 2005	31, 2004	31, 2003	31, 2002

Selected Per Share Data
Net asset value, beginning of period	$ 14.31		$ 13.10	$ 11.64	$ 10.97	$ 10.46	$ 11.46
Income from investment operations
Net investment (loss)	(0.07)		(0.09)	(0.11)	(0.14)	(0.11) (a)	(0.09)(a)
Net realized and unrealized gain (loss)	1.70		1.30	1.57	0.81	0.62	(0.91)
Total from investment operations	1.63		1.21	1.46	0.67	0.51	(1.00)

Net asset value, end of period	$ 15.94		$ 14.31	$ 13.10	$ 11.64	$ 10.97	$ 10.46

Total Return (b)(c)	11.39%	(d)	9.24%	12.54%	6.11%	4.88%	-8.73%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 11,302		$ 8,045	$ 7,119	$ 6,690	$ 5,931	$ 4,666
Ratio of expenses to average net assets	2.25%	(e)	2.25%	2.25%	2.25%	2.29%	2.21%
Ratio of net investment income to
average net assets	(0.99)%	(e)	(0.71)%	(0.87)%	(2.00)%	(1.12)%	(0.81)%
Portfolio turnover rate	6.15%		37.87%	49.94%	78.12%	164.65%	218.18%

(a) Net investment income (loss) per share is based on average shares outstanding during the period.
(b) Total return calculation does not reflect load.
(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund - Class C
Financial Highlights
(For a share outstanding throughout the period)

	Six Months
	ended		Year	Year	Year	Year	Year
	February		ended	ended	ended	ended	ended
	28, 2007		August	August	August	August	August
	(Unaudited)		31, 2006	31, 2005	31, 2004	31, 2003	31, 2002

Selected Per Share Data
Net asset value, beginning of period	$ 13.80		$ 12.72	$ 11.35	$ 10.78	$ 10.30	$ 11.40
Income from investment operations
Net investment (loss)	(0.10)		(0.09)	(0.11)	(0.13)	(0.20) (a)	(0.10) (a)
Net realized and unrealized gain (loss)	1.65		1.17	1.48	0.70	0.68	(1.00)
Total from investment operations	1.55		1.08	1.37	0.57	0.48	(1.10)

Net asset value, end of period	$ 15.35		$ 13.80	$ 12.72	$ 11.35	$ 10.78	$ 10.30

Total Return (b)(c)	11.23%	(d)	8.49%	12.07%	5.29%	4.66%	-9.65%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 1,202		$ 925	$ 459	$ 227	$ 202	$ 406
Ratio of expenses to average net assets	2.75%	(e)	2.75%	2.74%	2.75%	2.72%	2.75%
Ratio of net investment income to
average net assets	(1.48)%	(e)	(1.21)%	(1.36)%	(2.00)%	(2.11)%	(0.98)%
Portfolio turnover rate	6.15%		37.87%	49.94%	78.12%	164.65%	218.18%

(a) Net investment income (loss) per share is based on average shares outstanding during the period.
(b) Total return calculation does not reflect load.
(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund

Notes to the Financial Statements

February 28, 2007

(Unaudited)

NOTE 1.	ORGANIZATION

The Sparrow Growth Fund (the “Fund”) was organized as a series of Sparrow Funds (the “Trust”) on July 14, 1998 and commenced operations on October 4, 1998. The Trust is an open-end diversified investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 14, 1998 (the “Trust Agreement”). The Fund’s investment objective is to provide long-term capital appreciation. The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Board has authorized two classes of shares: Class A shares and Class C shares. Each class is subject to different expenses and a different sales charge structure. The investment advisor to the Fund is Sparrow Capital Management, Inc. (the “Advisor”).

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Securities Valuations - Equity securities are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. The Fund’s assets are generally valued at their market value. If market prices are not available or, in the adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading, but before the Fund’s NAV calculation that materially affects fair value, the adviser may provide a fair value of a portfolio security according to policies approved by the Fund’s Board of Trustees. For example, if trading in a particular stock is halted and does not resume before the Fund calculates its NAV, the adviser may need to determine a fair value for the security using the Fund’s pricing guidelines.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing services does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent a fair value.

Federal Income Taxes- The Fund makes no provision for federal income tax. The Fund intends to continue to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Sparrow Growth Fund

Notes to the Financial Statements

February 28, 2007 - continued

(Unaudited)

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES - continued

Dividends and Distributions - The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and taxable capital gains at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in the Fund unless shareholders request cash distributions on their application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Sales Charges – With respect to Class A Shares, there is a 5.75% maximum initial sales charge, except on purchases of $1 million or more or purchases by qualified retirement plans with at least 200 eligible employees; however, those shares exempted from the initial sales charge will be subject to a contingent deferred sales charge (“CDSC”) of 1%, based on the lower of the shares’ cost or current net asset value (“NAV”), imposed on such purchases if the shares are redeemed within eighteen months of purchase. With respect to Class C Shares, there is no initial sales charge. However, effective as of September 15, 2006, Class C Shares are subject to a CDSC of 2.00% based on the lower of the shares’ cost or current NAV, if the shares are redeemed within two years of purchase. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. Prior to September 15, 2006, the CDSC on Class C Shares was 2.50%.

Allocation of Income and Expenses, Realized and Unrealized Gains and Losses – Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses are allocated to each class based on the net assets of that class in relation to the net assets of the Fund (e.g., the "relative net assets" method).

Accounting for Uncertainty in Income Taxes - In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

Fair Value Measurements - In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of February 28, 2007, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

NOTE 3.	AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Sparrow Capital Management, Inc. to manage the Fund’s investments. The President of the Advisor is also a trustee of the Fund.

Sparrow Growth Fund

Notes to the Financial Statements

February 28, 2007 - continued

(Unaudited)

NOTE 3.	AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Fund’s investments and pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), Rule 12b-1 distribution expenses, and extraordinary expenses. It should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the Advisor. As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.75% of the average daily net assets of Class A and Class C shares. The Advisor may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Advisor to waive any fees in the future. For the six months ended February 28, 2007, the Advisor received fees of $97,459 from the Fund. As of February 28, 2007, the Advisor was owed $16,871 by the Fund.

The Fund retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. The services of the administrator, transfer agent, fund accountant, and Distributor are operating expenses paid by the Advisor.

Each class has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each “Plan”) under which each class is authorized to incur distribution expenses at a maximum annual rate of 0.50% of the average daily net assets for Class A and 1.00% of the average daily net assets for Class C, including a 0.25% shareholder services fee only for Class C. The expenses may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plans) who engage in or support distribution of shares; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating the Plans. Each Plan is designed to promote the sale of shares of the Fund. For the six months ended February 28, 2007, Class A incurred 12b-1 expenses of $25,210 and Class C incurred 12b-1 expenses of $5,271, all of which was paid to the Advisor. As of February 28, 2007, the Advisor was owed $5,280 in 12b-1 fees.

NOTE 4.	INVESTMENT TRANSACTIONS

For the six months ended February 28, 2007, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Sparrow Growth Fund

Notes to the Financial Statements

February 28, 2007 - continued

(Unaudited)

NOTE 4.	INVESTMENT TRANSACTIONS - continued

As of February 28, 2007, the net unrealized appreciation of investments for tax purposes was as follows:

At February 28, 2007, the aggregate cost of securities for federal income tax purposes was $9,578,666.

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund (or class) creates a presumption of control of the fund (or class), under Section 2(a)(9) of the Investment Company Act of 1940. As of February 28, 2007, no person beneficially owned 25% or more of Class A shares of the Fund. A.G. Edwards owned, for the benefit of its customers, 42.03% of Class C shares of the Fund as of February 28, 2007.

NOTE 7.	RELATED PARTY TRANSACTIONS

The Advisor, Distributor and Sun Security Bank (the “Bank”) have entered into a tri-party financing agreement pursuant to which the Advisor has set up an escrow account with the Bank to fund the up-front commissions due to qualifying broker-dealers selling Class C shares of the Fund. The agreement allows the Distributor to pay any such commissions due out of the Advisor’s escrow account held at the Bank. In turn, the Fund reimburses the Advisor for such payments in the form of Rule 12b-1 fees paid out during the initial year of investment in the Fund. For the six months ended February 28, 2007, no up-front commissions were paid by the Distributor to qualifying broker-dealers out of the escrow account.

NOTE 8.	CAPITAL LOSS CARRYFORWARDS

At August 31, 2006, the Fund has capital loss carryforwards of $698,069, which are available for offset against future taxable net capital gains. The loss carryforwards expire as follows:

To the extent that these carryforwards are used to offset future realized capital gains, it is probable that the amount, which is offset, will not be distributed.

Sparrow Growth Fund

Notes to the Financial Statements

February 28, 2007 - continued

(Unaudited)

NOTE 9.	DISTRIBUTION TO SHAREHOLDERS

There were no capital gain or income distributions for the fiscal years ended 2005 and 2006 and the six months ended February 28, 2007.

As of August 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

MANAGEMENT AGREEMENT APPROVAL

(Unaudited)

At an in-person meeting held on October 26, 2006, the Board of Trustees considered renewing the Management Agreement between the Advisor and the Trust on behalf of the Sparrow Growth Fund. The Trustees reviewed the current Management Agreement and noted that no changes were proposed. They also reviewed the Advisor’s response to a letter sent by the Trust’s legal counsel requesting certain information reasonably necessary in making their determination, as required by Section 15(c) of the Investment Company Act of 1940. They also reviewed the Advisor’s Form ADV Part I and Part II and Profit & Loss Statement and Balance Sheet through August 31, 2006. The Trust’s administrator provided confidential expense analyses and performance comparisons regarding the Fund to the Board of Trustees. The Trustees noted that the Fund’s total expense ratio of 2.25% is higher than the average ratio of its peer group (1.71%), but that it is much lower than the highest maximum expense ratio of 3.22%. They also noted that the Class A distribution fee of 0.50% is lower than the average distribution fee of 0.59%. The Trustees also noted that the Fund (Class A shares) outperformed its benchmark for the year-to-date, 3 months and 12 months periods.

The President of the Advisor represented to the Trustees that the Advisor has in place a compliance program reasonably designed to prevent violations of federal securities laws, and that there were no pending legal proceedings or securities enforcement proceedings regarding the Advisor or its personnel. The Trust’s Chief Compliance Officer stated that she had reviewed the Advisor’s compliance program and that she was satisfied that it was adequate to prevent violations of federal securities laws. The Trustees requested that the Advisor provide information on benefits it derives from its relationship with the Fund. The Advisor’s President discussed the fact that in addition to a management fee paid by the Fund, the Advisor receives 12b-1 fees from Class A and Class C shares of the Fund to assist it in coordinating the distribution of Fund shares. He noted that the Advisor does not engage in soft dollar arrangements pursuant to which brokers provide research to the Advisor in return for allocating Fund brokerage. In approving the Management Agreement, the Trustees primarily considered that: (1) Sparrow Capital Management has substantial experience in successfully providing investment advice to clients with over $79 million in assets under management; (2) there were no proposed changes to the Management Agreement; (3) the Fund’s Class A total expense ratio and 12b-1 fee each is less than the maximum charged by its peer group; (4) the Fund’s Class A Shares have substantially outperformed the Fund’s peer group and benchmark during the past year; (5) due to the Fund’s size, fee breakpoints and/or economies of scale would not be practicable until Fund has grown substantially; and (6) Advisor does not engage in soft dollar arrangements. As a result of their considerations, the Trustees, including the Independent Trustees voting separately, unanimously determined that the renewal of the Management Agreement for an additional year is in the best interests of the Fund and its shareholders.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12-month period ended June 30 are available without charge, upon request: (1) by calling the Fund at (888) 727-3301; and (2) on the SEC’s website at www.sec.gov.

TRUSTEES
Gerald R. Sparrow
Richard N. Priest
Donald D. Woodruff

OFFICERS

Gerald R. Sparrow, President, Secretary and Treasurer

Suzanne L. Brake, Chief Compliance Officer

INVESTMENT ADVISOR

Sparrow Capital Management, Inc.

11330 Olive Blvd, Suite 230

St. Louis, MO 63141

DISTRIBUTOR
Unified Financial Securities, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd..

800 Westpoint Pkwy, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn, LLP

One US Bank Plaza

St. Louis, MO 63101

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc. Member NASD/SIPC

Item 2. Code of Ethics.	NOT APPLICABLE

Item 3. Audit Committee Financial Expert. NOT APPLICABLE

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders. NOT APPLICABLE

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of May 3, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Sparrow Funds

By

*	/s/ Gerald Sparrow____
Gerald Sparrow, President

Date	05/07/07	_____________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*	/s/ Gerald Sparrow

Gerald Sparrow, President and Treasurer

Date	05/07/07